Innovators in the development & commercialization of

# INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Sterile Diluent

BioSpecifics
TECHNOLOGIES CORP.

April 2013

# Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the therapeutic potential for XIAFLEX; the timing of the review and potential approval by the FDA of XIAFLEX as a treatment for Peyronie's disease; the timing of the potential US commercial launch and submission of the MAA to the EMA with respect to the use of XIAFLEX for the treatment of Peyronie's disease; the timing of making XIAFLEX available in Canada as a treatment for Dupuytren's contracture; the timing of results from Auxilium's clinical trials for Dupuytren's contracture (release of year 5 recurrence data, and completion of enrollment for, and release of top-line data for, multi-cord study); the timing of a potential sBLA filing for multi-cord study to expand the label for Dupuytren's contracture for multiple injections into the same hand and the potential for Auxilium to receive approval for such expansion; the timing for Auxilium to initiate a phase II trial of XIAFLEX as a treatment for cellulite; the timing for Auxilium to initiate next phase trials of XIAFLEX as a treatment for frozen shoulder; the timing for completing enrollment for BioSpecifics' trials for the use of XIAFLEX as a treatment of canine lipomas; the timing of reporting top-line data from BioSpecifics' trials of XIAFLEX for the treatment of human lipoma and canine lipoma; the potential market for XIAFLEX as a treatment for various indications; and the receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for XIAFLEX in their applicable territories; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to XIAFLEX; the potential market for XIAFLEX in a given indication being smaller than anticipated; the potential of XIAFLEX to be used in additional indications and the initiation, timing and outcome of clinical trials of XIAFLEX for additional indications; the timing of regulatory filings and action; the receipt of any applicable milestone payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

# Company Overview

**BioSpecifics is a commercial-stage biopharma company developing injectable collagenase (XIAFLEX®) for a broad range of clinical indications**

| | |
|---|---|
| **XIAFLEX Marketed for Dupuytren's Contracture in US** | ▪ Injectable collagenase is currently marketed for Dupuytren's contracture as XIAFLEX in the US by strategic partner Auxilium Pharmaceuticals |
| **Potential FDA Approval of XIAFLEX for Peyronie's Disease by September 6, 2013** | ▪ sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013 |
| **XIAFLEX Clinical Development in Four Additional Indications** | ▪ BioSpecifics developing XIAFLEX in human and canine lipomas<br>▪ Auxilium developing XIAFLEX in frozen shoulder and cellulite |
| **Ex-US Strategic Partnerships** | ▪ Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Mexico, Brazil, Australia) for commercialization of XIAFLEX for Dupuytren's contracture and Peyronie's disease |
| **Consistent Profitability & Strong IP Portfolio** | ▪ Company is profitable on an ongoing annual basis<br>▪ Strong patent protection through 2028 |

# Vast Therapeutic Potential for XIAFLEX

- XIAFLEX* (injectable collagenase) provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation
  - Many of these conditions have no FDA-approved pharmaceutical therapies, patients currently have limited treatment options such as surgical or invasive nonsurgical procedures
- BioSpecifics has documented positive clinical results in multiple potential indications:
  - Dupuytren's contracture†
  - Peyronie's disease†
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy

*Registered Trademark: Auxilium Pharmaceuticals, Inc.
†Currently being tested in the clinic

# Dupuytren's Contracture

# XIAFLEX for Dupuytren's Contracture

| | |
|---|---|
| **Definition & Key Complications** | ▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers<br>▪ Often results in physical disability, significantly affecting quality of life and daily activities |
| **XIAFLEX is the First and Only Approved Nonsurgical Therapy** | ▪ First and only FDA, Health Canada and EMA-approved nonsurgical treatment for adult patients with a palpable cord<br>▪ Approved in the US, Europe and Canada, with launch in Canada expected in 2Q13 |
| **XIAFLEX US Market Opportunity** | ▪ 300K patients diagnosed and 70K corrective surgical procedures performed (est.) annually |
| **Focus on Sales Growth and Commercial Expansion** | ▪ $55.2M in US XIAFLEX revenues for Auxilium in 2012, a 31% growth over prior year<br>▪ Multi-cord label expansion study underway; top-line data expected in 1Q14 |

*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX for Dupuytren's Contracture
## Multi-cord Label Expansion Study Underway

- Open label multi-cord study expected to complete enrollment in 4Q13
  - Enrolling ~600 adult patients at 65 sites in US, Australia, New Zealand and EU
  - Patients receive 2 concurrent injections of 0.58 mg XIAFLEX per affected hand at 24-72 hrs, with 15-, 31- and 61-day follow up
- Top-line data anticipated in 1Q14
  - Auxilium expects to file sBLA for XIAFLEX label expansion for multiple concurrent injections into same hand in 2Q14
- Based on positive top-line results from Phase IIIb multi-cord study in 60 patients
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the US are performed to treat two or more cords concurrently

***Pre-treatment:***



***Post-treatment:***



*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX Deep Clinical Pipeline

# XIAFLEX Deep Clinical Pipeline

| Indications | Preclinical | Phase I | Phase II | Phase III | Marketed |
|---|---|---|---|---|---|
| Dupuytren's Contracture | *Multi-cord label expansion study top-line data expected in 1Q14* | | | | |
| Peyronie's Disease | *PDUFA for sBLA filing – September 6, 2013* | | | | |
| Frozen Shoulder | *Initiation of next phase trial expected in 2H13* | | | | |
| *Canine Lipoma | *Top-line data expected in 2H13* | | | | |
| *Human Lipoma | *Top-line data expected in 2H13* | | | | |
| Cellulite | *Ph II initiation expected in 2H13* | | | | |

*BioSpecifics-managed development program

# XIAFLEX for Peyronie's Disease
## PDUFA Date: September 6, 2013

| | |
|---|---|
| **Definition & Key Complications** | ▪ Excess of inelastic collagen causing penile curvature deformity, which can result in pain, penile shortening, indentations and/or erectile dysfunction – In severe cases, penis can bend at 90° angle during erection<br>▪ Can lead to significant psychological distress for patients and cause emotional anguish for men and their partners |
| **XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy** | ▪ Surgery is the only proven treatment option and can have multiple disadvantages and potential complications<br>▪ Most patients opt for unapproved medical therapies, the results of which are variable |
| **XIAFLEX US Market Opportunity** | ▪ 65 to 120K patients (est.) diagnosed annually, but believed to be under-diagnosed<br>▪ Auxilium sales force has solid track record in urology with existing physician relationships |
| **Potential FDA Approval by September 6, 2013 & EU Application in 4Q13** | ▪ sBLA filing for XIAFLEX accepted by FDA with PDUFA date of September 6, 2013, based on positive top-line data from IMPRESS Phase III clinical trials<br>▪ If approved, Auxilium plans to execute US commercial launch in 4Q13<br>▪ Auxilium also plans to submit a MAA for Peyronie's disease to the EMA in 4Q13 |

*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX for Peyronie's Disease
## Advantages over Current Treatment Options

- Patients currently choose from four treatment modalities:
  1. Surgical procedures *(plication, grafting, prosthesis)*
  2. Invasive nonsurgical procedure *(verapamil injection)*
  3. Non-invasive procedures *(vitamin E, potaba, colchicine)*
  4. No treatment
- Surgery is <u>only</u> proven treatment, which has varied results and is typically treatment of last resort







*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX for Peyronie's Disease
## Positive Top-line Results from IMPRESS Phase III Trials

- IMPRESS* I and II clinical trial design
  - Two randomized (2:1 of 0.58 mg XIAFLEX or placebo) double-blind Phase III trials in over 800 patients at 64 sites in US and Australia, with 52-week follow up
  - Two co-primary endpoints were % improvement in penile curvature deformity and patient-reported bother vs. placebo
- Positive top-line results reported in June 2012
  - XIAFLEX demonstrated statistically significant improvements in both co-primary endpoints versus placebo in the two IMPRESS trials
  - Well-tolerated with most common adverse events local to injection site and consistent with those reported in previous trials
  - Results published in Feb. 2013 online addition of *The Journal of Urology*
- sBLA filing accepted by FDA: PDUFA: 9/6/13
  - BioSpecifics expects to receive a modest milestone payment from Auxilium




38% Improvement

*The **I**nvestigation for **M**aximal **P**eyronie's **R**eduction **E**fficacy and **S**afety **S**tudies

*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX for Canine and Human Lipomas
## BioSpecifics-Managed Phase II Clinical Programs

| | | |
|---|---|---|
| **Definition & Key Complications** | • Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs<br>• The most common benign tumors found in humans and can be a serious health problem in dogs, often restricting motion in older dogs | |
| **XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy** | • No FDA-approved pharmaceutical therapies available for either population<br>• Most frequently elected treatment is surgery, which can be risky due to the need for general anesthesia (especially for older dogs) | |
| | ***Canine Lipoma*** | ***Human Lipoma*** |
| **XIAFLEX US Market Opportunity** | • 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually<br>• Represents 1M potential treatments (est.) annually | • 1% of general human population (est.) has a lipoma<br>• 575K patients diagnosed annually |
| **Top-line data for Ph II Trials Expected in 2H13** | • BioSpecifics conducting Chien-804 placebo-controlled, randomized Phase II trial | • Enrollment complete in 14 patient, dose escalation Phase II trial |

# XIAFLEX for Canine Lipomas
## Chien-804 Placebo-controlled Phase II Trial

- BioSpecifics conducting placebo-controlled, randomized Phase II trial for XIAFLEX in dogs with benign subcutaneous lipomas
  - 32 dogs randomized, single injection 1:1 XIAFLEX to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 3 months, as determined by CT scan
    - Secondary endpoints: Analysis of canines with ≥50% decrease in volume; relative change in volume at 1 month; relative change in surface area at 1 and 3 months; lipoma texture and hardness; dog owner satisfaction via questionnaire
- Study expected to complete enrollment in 2Q13, top-line data expected in 2H13
- Based on positive results from Chien-802 study
  - Open label, single injection trial evaluating 3 dogs at 90-days post-treatment
  - Results for treated lipomas showed 97% average decrease in lipoma size, while untreated showed average increase of 23%


Day 0


Day 30

# XIAFLEX for Human Lipomas
## Dose Escalation Phase II Clinical Trial

- BioSpecifics conducting open label, dose escalation Phase II trial for humans with benign subcutaneous lipomas
  - 14 patients at single center with single injection administered in 4 ascending dosage groups ranging from 0.058 mg to 0.44 mg XIAFLEX
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection
    - Secondary endpoints: Change in target lipoma length; relative change in surface area at 1 and 3 months; relative change in volume as measured by MRI at 6 months
    - Also collecting information on lipoma characteristics and safety, and administering questionnaire to assess lipoma bother prior to injection and at each follow up visit



- Enrollment completed in January 2013, top-line data expected in 2H13
- Based on positive results from Phase I trial
  - Results showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
  - 93% average reduction of lipoma size post treatment at 6 months

# XIAFLEX for Frozen Shoulder
## Phase IIa Top-line Data Reported in March 2013

| | |
|---|---|
| **Definition & Key Complications** | ▪ Inflammation and thickening of shoulder capsule due to collagen accumulation,<br>▪ Condition often limits the range of motion of the shoulder |
| **XIAFLEX Has Potential to be Only Approved Nonsurgical Therapy** | ▪ No FDA-approved pharmaceutical therapies available<br>▪ Common available treatment option is manipulation, which is painful and requires general anesthesia |
| **XIAFLEX Market Opportunity** | ▪ Affects 20-50M people (est.) worldwide<br>▪ 700K patients visit doctor for condition (est.) in the US annually |
| **Initiation of Next Phase Trial Expected in 2H13** | ▪ Positive top-line data from Phase IIa study showed statistically significant improvements from baseline compared to control group (exercise-only) in:<br>– Forward flexion and pain and function in subjects who received 0.58mg (1mL) and 0.58mg (2mL) of XIAFLEX<br>– Shoulder abduction with a dose of 0.58mg (1mL)<br>▪ Data support progression into next stage of development in 2H13 |



*Source: Auxilium Pharmaceuticals, Inc.*

# XIAFLEX for Cellulite
## Phase II Trial Initiation Expected in 2H13

| | |
|---|---|
| **Definition** | ▪ Skin dimpling as a results of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen |
| **Significant Market Opportunity for XIAFLEX as First Nonsurgical Therapy** | ▪ Affects 85-98% of women (est.) and rarely in men<br>▪ XIAFLEX has potential to be first and only FDA-approved nonsurgical therapy |
| **Phase II Trial Initiation Expected in 2H13** | ▪ Top-line 30-Day data announced from Phase Ib study showed all doses of XIAFLEX (0.0029 to 0.116 mg) were generally well-tolerated<br>– 63% of patients treated with XIAFLEX experienced some improvement in the volume of their target cellulite dimple at Day 30<br>– Study is evaluating safety and effectiveness of XIAFLEX at 30, 60 and 90 days<br>▪ Data support progression into Phase II clinical trial in 2H13 |


Before Collagenase

One month
after Collagenase

Six months
after Collagenase

*Source of data: Auxilium Pharmaceuticals, Inc.*

*Source of photo: A. Dagum and M. Badalamente, Plastic and Reconstructive Surgery (Sept 15, 2006)*

# Corporate Overview

# Auxilium Strategic Partnership

**BioSpecifics is partnered with Auxilium for the development and commercialization of injectable collagenase**

| | |
|---|---|
| **>$30M Received from Auxilium** | ▪ Over $30M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of December 31, 2012 |
| **Future Payments Due to BioSpecifics from Auxilium** | ▪ BioSpecifics to receive:<br>– Low double digit royalties as % of net sales by Auxilium<br>– Additional mark-up on COGS<br>– Modest milestones for additional indications and regulatory submissions worldwide |
| **Auxilium Opt-In Rights** | ▪ Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics |
| **Ex-US Strategic Partnerships** | ▪ Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Mexico, Brazil, Australia) for Dupuytren's contracture and Peyronie's disease<br>– Pfizer has rights in Europe as XIAPEX® until April 24, 2013<br>▪ BioSpecifics entitled to specified % of potential regulatory milestones and royalties that Auxilium receives from its sublicensees |

# Strong Intellectual Property Portfolio

- Strong, long-term patent protection for injectable collagenase:
  - *Dupuytren's contracture:* XIAFLEX has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
  - *Peyronie's disease:* Auxilium will have 7 years of orphan drug protection in US for XIAFLEX, if approved
  - *Patents and patent applications:* Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
    - Dupuytren's contracture
    - Peyronie's disease
    - Frozen shoulder
    - Removal of adipose tissue
    - Others

# Consistently Profitable on an Annual Basis
## 2012 Financial Highlights

| | For the year ended 12/31/12 (unaudited) | For the year ended 12/31/11* (unaudited) |
|---|---|---|
| **Cash and equivalents, short term investments** | $ 8,503,737 | $ 8,196,831 |
| **Income Statement** | | |
| Revenues | $ 11,145,078 | $ 11,395,726 |
| Other income | 34,634 | 71,603 |
| Costs and expenses | (6,024,583) | (6,203,959) |
| Income tax benefit (expense) | (2,174,054) | 1,338,256 |
| **Net income** | **$ 2,981,075** | **$ 6,601,626** |
| Net income per basic share | $ 0.47 | $ 1.04 |
| Net income per diluted share | $ 0.43 | $ 0.95 |
| Shares used in computation of basic net income | 6,351,245 | 6,340,648 |
| Shares used in computation of diluted net income | 6,981,527 | 6,952,386 |

**On a Non-GAAP basis for the year ended December 31, 2011, net income was $3.0 million with an EPS of $0.47 basic and $0.43 diluted excluding the $3.6 million reversal of our deferred tax assets valuation allowance and the recording of our deferred tax assets.*

# Anticipated Upcoming Milestones
## Significant Momentum for XIAFLEX into 2014

| Indications | 2Q13 | 3Q13 | 4Q13 | 1Q14 | 2Q14 |
|---|---|---|---|---|---|
| Dupuytren's Contracture | Expected commercial launch in Canada by Actelion | Year 5 recurrence data | Multi-cord enrollment complete | Multi-cord study top-line data | Multi-cord sBLA filing |
| Peyronie's Disease | Registry study initiation | Potential FDA approval (PDUFA: Sept 6) | Potential US launch<br>MAA submission to EMA | | |
| Frozen Shoulder | | Initiation of next phase trial | | | |
| *Lipomas | Canine Phase II trial enrollment completion expected | Canine & human lipoma Phase II top-line data | | | |
| Cellulite | | Phase II clinical trial initiation | | | |

*BioSpecifics-managed development programs

*Source: Auxilium Pharmaceuticals, Inc.*

Innovators in the development
& commercialization of

# INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE



Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Sterile Diluent
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

April 2013